Supplement Dated August 2, 2017
To The Prospectus Dated April 24, 2017

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective July 25, 2017, in the section entitled "Summary Overview of Each Fund," for the JNL/BlackRock Global Long Short Credit Fund, please delete the "Portfolio Managers" and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Michael Phelps	April 2013	Managing Director, BlackRock, Inc. [1]
Joshua Tarnow	April 2013	Managing Director, BlackRock, Inc. [1]
Jose Aguilar	July 2017	Managing Director, BlackRock, Inc. [1]
Stephen Gough	July 2017	Director, BlackRock, Inc. [1]
Carly Wilson	July 2017	Director, BlackRock, Inc. [1]
1  BFM, BIL, BSL are wholly owned subsidiaries of BlackRock, Inc.

Effective July 25, 2017, in the section entitled "Additional Information About Each Fund," under "The Sub-Advisers and Portfolio Management," for the JNL/BlackRock Global Long Short Credit Fund, please add the following after fourth paragraph:

Jose Aguilar, Managing Director, is a portfolio manager in European Fundamental Credit. Prior to joining BlackRock in 2009, Mr. Aguilar was a senior research analyst at R3 Capital Partners focusing on Leverage Finance and Special Situations. He began his career at Lehman Brothers in 2005 in the Mergers and Acquisitions Group covering Financial Institutions and subsequently moved to Global Principal Strategies (GPS). Mr. Aguilar earned degrees in business administration and law from Universidad Pablo de Olavide in Seville, Spain.

Stephen Gough, Director, is a portfolio manager in European Fundamental Credit. Prior to joining BlackRock in 2014, Mr. Gough was a portfolio manager for cyclical and industrial companies at Goldentree Asset Management. Earlier he was with Claren Road Asset Management where he was a senior analyst for European corporates. He joined Claren Road from UBS, where he was a publishing credit analyst. Before taking on that role, he was a chartered accountant with Moore Stephens in London. Mr. Gough earned a BA degree in geography from the University of Oxford in 2000.

Carly Wilson, Director, is a portfolio manager on the Global Long Short Credit team. Before this role, she was a portfolio manager on the Leveraged Finance Credit Team responsible for managing Bank Loan strategies. Prior to joining BlackRock in 2009, Ms. Wilson was an Associate and trader in the US Leveraged Loans group at R3 Capital Partners. Previously, she was with Lehman Brothers for four years, most recently in the Global Principal Strategies team. Earlier, she was in Lehman Brothers' Equity and Capital Structure Arbitrage Group. Ms. Wilson earned a BS degree in economics from the University of Pennsylvania Wharton School of Business in 2004.

This supplement is dated August 2, 2017.

Supplement Dated August 2, 2017
To The Statement of Additional Information
 Dated April 24, 2017

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective July 25, 2017, on page 94, in the section entitled "VIII. Investment Adviser, Sub-Advisers and Other Service Providers," for BlackRock Financial Management, Inc. ("BFM"), BlackRock International Limited ("BIL"), & BlackRock (Singapore) Limited ("BSL"), please delete the sub-sections entitled "Portfolio Manager Compensation Structure," "Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest," "Conflicts of Interest," and "Security Ownership of Portfolio Managers for the JNL/BlackRock Global Long Short Credit Fund as of July 31, 2016" in the entirety and replace with the following:

Portfolio Manager Compensation Structure

Portfolio Manager Compensation Overview
BFM, BIL, and BSL's financial arrangements with their portfolio managers, their competitive compensation, and their career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs, and one or more of the incentive compensation programs established by BFM, BIL, and BSL.

Base compensation
Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BFM, BIL, and BSL, the performance of the portfolio manager's group within BFM, BIL, and BSL, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BFM, BIL, and BSL.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BFM's, BIL's, and BSL's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g. Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index). .

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.  Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock.  In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock.  The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits
In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock has created a variety of incentive savings plans in which BFM, BIL, and BSL employees are eligible to participate, including a 401(k) plan, the BFM, BIL, and BSL Retirement Savings Plan (RSP), and the BFM, BIL, BSL Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the IRS limit ($270,000 for 2017).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BFM, BIL, and BSL contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a U.S. dollar value of $25,000.  Mr. Tarnow and Ms. Wilson are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health, and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock RSP and the BlackRock ESPP. The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a U.S. dollar value of $25,000 based on its fair market value on the purchase date.  Messrs.  Phelps, Aguilar and Gough are eligible to participate in these plans.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of July 31, 2016:

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Portfolio Managers
Michael Phelps	11	$22.43 Billion	19	$10.04 Billion	9	$2.61 Billion
Joshua Tarnow	6	$4.63 Billion	6	$487.6 Million	5	$596.8 Million
Jose Aguilar*	5	$422.0 Million	8	$3.12 Billion	0	$0
Stephen Gough*	14	$62.93 Billion	9	$16.01 Billion	6	$1.88 Billion
Carly Wilson*	5	$3.98 Billion	3	$546.2 Million	0	$0
* Information provided for Messrs. Aguilar and Gough and Ms. Wilson is as of June 30, 2017.

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Portfolio Managers
Michael Phelps	0	$0	0	$0	2	$575.9 Million
Joshua Tarnow	0	$0	0	$0	1	$225.5 Million
Jose Aguilar*	0	$0	0	$0	0	$0
Stephen Gough*	0	$0	0	$0	1	$507.3 Million
Carly Wilson*	0	$0	0	$0	0	$0
* Information provided for Messrs. Aguilar and Gough and Ms. Wilson is as of June 30, 2017.

Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BFM, BIL, and BSL have built professional working environments, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BFM, BIL, and BSL have adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BFM, BIL, and BSL furnish investment management and advisory services to numerous clients in addition to the Fund, and BFM, BIL, and BSL may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BFM, BIL, BSL, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BFM, BIL, and BSL, their affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BFM, BIL and/or BSL recommends to the Fund.  BFM, BIL, and BSL, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BFM, BIL and/or BSL with respect to the same securities.  Moreover, BFM, BIL, and BSL may refrain from rendering any advice or services concerning securities of companies of which any of BFM and BIL's (or their affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BFM, BIL, and BSL or any of their affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Phelps, Tarnow, Aguilar and Gough and Ms. Wilson may be managing hedge fund and/or long only accounts or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Messrs. Phelps, Tarnow, Aguilar and Gough and Ms. Wilson may, therefore, be entitled to receive a portion of any incentive fees earned on such accounts.

As fiduciaries, BFM, BIL, and BSL owe a duty of loyalty to their clients and must treat each client fairly.  When BFM, BIL, and BSL purchase or sell securities for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties.  BFM, BIL, and BSL attempt to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BFM, BIL, and BSL have adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BFM, BIL, and BSL with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Security Ownership of Portfolio Managers for the JNL/BlackRock Global Long Short Credit Fund as of July 31, 2016

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Phelps	X
Joshua Tarnow	X
Jose Aguilar*	X
Stephen Gough*	X
Carly Wilson*	X
* Information provided for Messrs. Aguilar and Gough and Ms. Wilson is as of June 30, 2017.

This supplement is dated August 2, 2017.